FINANCIAL SUPPLEMENT NYSE: CIM 4th Quarter 2018

This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and DISCLAIMER projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub-servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Information is unaudited, estimated and subject to change.

PORTFOLIO COMPOSITION 76% of Chimera's equity capital is allocated to mortgage credit Net Investment Analysis(2) Residential Mortgage 17 Credit Portfolio 16 Total Assets: 15.1 billion(1) Residential Agency 15 Mortgage Credit Total Portfolio Portfolio Portfolio 14 13 Agency Portfolio Non-Recourse Total Assets: 12.2 billion(1) 12 (Securitization) Gross Asset Yield: 7.2% 3.6% 5.7% 11 $8.6 10 s n 9 o i l (3) l i 8 Financing Cost : 4.3% 2.6% 3.6% B 7 Recourse (Repo) 6 $10.2 Recourse (Repo) 5 Net Interest $3.8 Spread: 2.9% 1.0% 2.1% 4 3 2 Equity Net Interest $2.8 Margin: 3.4% 1.3% 2.5% 1 Equity $0.9 0 All data as of December 31, 2018 (1) Financing excludes unsettled trades. (2) Reflects fourth quarter 2018 average assets, yields, and spreads. (3) Includes the interest incurred on interest rate swaps. Information is unaudited, estimated and subject to change. 2

GAAP ASSET ALLOCATION(1) The increase in Agency MBS provides spread income and preserves portfolio liquidity December 31, 2018 September 30, 2018 9% 10% 46% 52% 38% 45% Non-Agency MBS Agency MBS Non-Agency MBS Agency MBS Loan Portfolio Loan Portfolio Total Portfolio: $27.2 billion Total Portfolio: $24.6 billion (1) Based on fair value. Information is unaudited, estimated and subject to change. 3

GAAP FINANCING SOURCES Total Leverage(1): 6.1:1 Recourse Leverage(1): 3.8:1 December 31, 2018 September 30, 2018 38% 38% 45% 45% 17% 17% Agency Repurchase Agreements, RMBS Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) Non-Recourse Debt, Securitized RMBS and Loans (2) Total Financing: $22.6 Billion Total Financing: $20.1 Billion (1) Leverage ratios as of December 31, 2018 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Information is unaudited, estimated and subject to change. 4

CONSOLIDATED LOAN SECURITIZATIONS

($ in thousands)

December 31, 2018

Vintage	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2018	CIM 2018-NR1	$257,548	—	$257,548	$242,229	—	$242,229
2018	CIM 2018-R6	478,251	334,775	143,476	465,622	322,195	143,427
2018	CIM 2018-R5	380,194	266,136	114,058	359,096	245,107	113,989
2018	CIM 2018-R4	387,222	271,056	116,166	365,326	249,546	115,780
2018	CIM 2018-R3	181,073	146,669	34,404	165,137	130,811	34,326
2018	CIM 2018-R2	380,292	266,204	114,088	339,845	225,391	114,454
2018	CIM 2018-R1	169,032	140,297	28,735	153,284	124,230	29,054
2017	CMLTI 2017-RP2	421,329	341,276	80,053	373,912	294,091	79,821
2017	CIM 2017-8	1,148,050	688,829	459,221	1,002,557	545,054	457,503
2017	CIM 2017-7	512,446	341,062	171,384	442,992	274,152	168,840
2017	CIM 2017-6	782,725	626,179	156,546	653,228	496,961	156,267
2017	CIM 2017-5	377,034	75,407	301,627	320,441	19,403	301,038
2017	CIM 2017-4	830,510	710,003	120,507	568,272	457,623	110,649
2017	CIM 2017-3	2,434,640	2,113,267	321,373	1,821,071	1,506,143	314,928
2017	CIM 2017-2	331,440	248,580	82,860	265,817	183,339	82,478
2017	CIM 2017-1	526,267	368,387	157,880	406,577	251,186	155,391
2016	CIM 2016-FRE1	185,811	115,165	70,646	143,579	75,584	67,995
2016	CIM 2016-4	601,733	493,420	108,313	431,404	324,966	106,438
2016	CIM 2016-3	1,746,084	1,478,933	267,151	1,176,397	921,284	255,113
2016	CIM 2016-2	1,762,177	1,492,563	269,614	1,186,526	928,008	258,518
2016	CIM 2016-1	1,499,341	1,266,898	232,443	999,168	782,019	217,149
2012	CSMC 2012-CIM1	741,939	707,810	34,129	47,642	21,003	26,639
2012	CSMC 2012-CIM2	425,091	404,261	20,830	38,226	21,353	16,873
2012	CSMC 2012-CIM3	329,886	305,804	24,082	105,357	87,543	17,814
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	30,647	22,442	8,205
	TOTAL	**$17,509,825**	**$13,752,123**	**$3,757,702**	**$12,104,352**	**$8,509,434**	**$3,594,918**

All data as of December 31, 2018

Information is unaudited, estimated and subject to change.

5

CHIMERA INVESTMENT CORPORATION

AGENCY SECURITIES AND REPO SUMMARY

Agency Securities – As of December 31, 2018

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	**3.50%**	$761,364	100.4	4.6
	4.00%	7,467,725	102.1	4.6
	4.50%	425,405	103.9	5.0
	5.0%	329,756	104.8	1.4
Commercial	**3.6%**	2,895,680	99.5	—
Agency IO	**0.8%**	N/M[2]	4.4	2.1
Total		**$11,879,930**		

Agency Securities – As of September 30, 2018

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	**3.50%**	$780,640	98.7	9.7
	4.00%	5,170,450	101.1	5.6
	4.50%	438,444	103.5	9.9
	5.0%	341,141	105.1	N/A[3]
Commercial	**3.6%**	2,532,460	97.8	—
Agency IO	**0.7%**	N/M[2]	4.2	3.7
Total		**$9,263,135**		

Repo Days to Maturity – As of December 31, 2018

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$5,327,490	2.49%	
30 to 59 days	3,811,792	2.60%	
60 to 89 days	1,053,990	2.68%	
Total	**$10,193,272**	**2.55%**	**30 Days**

Repo Days to Maturity – As of September 30, 2018

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$3,245,322	2.22%	
30 to 59 days	3,730,841	2.25%	
60 to 89 days	717,324	2.34%	
Total	**$7,693,487**	**2.25%**	**31 Days**

(1) Coupon is a weighted average for Commercial and Agency IO
(2) Notional Agency IO was $3.0 billion and $2.9 billion as of December 31, 2018 and September 30, 2018 respectively.
(3) New origination

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

INTEREST RATE SENSITIVITY Chimera added to its Agency and hedge portfolios during the quarter Description - 100 Basis - 50 Basis +50 Basis +100 Basis ($ in thousands) Points Points Unchanged Points Points Hedge Book Maturities Market Value $12,652,784 $12,448,492 $ 12,188,950 $11,876,524 $11,525,690 Agency Securities Percentage Change 3.8% 2.1% - (2.6)% (5.4)% 19% 15% Market Value (571,586) (279,281) - 266,862 521,825 Swaps Percentage Change (4.7)% (2.3)% - 2.2% 4.3% 10% Market Value (33,513) (16,533) - 16,127 31,871 Futures Percentage Change (0.3)% (0.1)% - 0.1% 0.3 % Net Gain/(Loss) $ (141,265) $ (36,272) - $ (29,437) $ (109,564) 56% Percentage Change (1) )% )% )% )% in Portfolio Value (1.2 (0.3 - (0.2 (0.9 Near Term 0-3 Total Notional Balance - Derivative Instruments Short Term 3-5 December 31, 2018 September 30, 2018 Medium Term 5-10 Agency Interest Rate Swaps 8,131,700 6,432,650 Swaptions 53,000 53,000 Long Term 10-30 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates. Information is unaudited, estimated and subject to change. 7

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